FIRST AMENDMENT TO POST-CONFIRMATION
LOAN AND SECURITY AGREEMENT

     THIS FIRST AMENDMENT TO POST-CONFIRMATION LOAN AND SECURITY AGREEMENT (the "Agreement") is made and entered into as of this ___ day of September, 2000, among THE CIT GROUP/BUSINESS CREDIT, INC., a New York corporation in its capacity as Agent and Lender ("Agent"), TRISM, INC., a Delaware corporation ("Trism"), TRISM SECURED TRANSPORTATION, INC., a Delaware corporation ("Trism Secured"), TRI-STATE MOTOR TRANSIT CO., a Delaware corporation ("TSMT"), DIABLO SYSTEMS INCORPORATED D/B/A DIABLO TRANSPORTATION, INC., a California corporation ("Diablo"), TRISM EASTERN, INC. D/B/A C.I. WHITTEN TRANSFER, a Delaware corporation ("CI Whitten "), TRISM HEAVY HAUL, INC., a Delaware corporation ("Heavy Haul"), TRISM SPECIALIZED CARRIERS, INC., a Georgia corporation ("Specialized"), TRISM SPECIAL SERVICES, INC., a Georgia corporation ("Special Services"), TRISM LOGISTICS, INC., a Delaware corporation ("Logistics"), TRISM EQUIPMENT, INC., a Delaware corporation ("TEI") (each of Trism, Trism Secured, TSMT, Diablo, CI Whitten, Heavy Haul, Specialized, Special Services, Logistics and TEI is herein referred to individually as a "Borrower" and collectively as the "Borrowers"), and the other lenders party to the Loan Agreement (as defined below).

W I T N E S S E T H:

     WHEREAS, Borrowers, Agent and the lenders signatory thereto from time to time (the "Lenders") are party to that certain Post-Confirmation Loan and Security Agreement, dated as of February 9, 2000 (as the same may be amended from time to time, the "Loan Agreement;" all capitalized terms used herein and not otherwise expressly defined herein shall have the respective meanings given to such terms in the Loan Agreement); and

     WHEREAS, Agent, Lenders and Borrowers desire to amend the Loan Agreement as set forth herein.

     NOW, THEREFORE, in consideration of the foregoing premises, and other good and valuable consideration, the receipt and legal sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

          1.     Amendments to the Loan Agreement. The Loan Agreement is hereby amended as follows:

     (a)     Section 1.1 of Article 1 of the Loan Agreement is hereby amended by deleting the definition of "Availability Shortfall" therefrom in its entirety and inserting the following in lieu thereof:

     "Availability Shortfall" shall mean a condition which occurs, at any time and from time to time, when the Borrowers' Borrowing Base Availability has remained below $3,000,000 for a period of three (3) consecutive Business Days during the term thereof.

    (b)     Section 1.1 of Article 1 of the Loan Agreement is hereby further amended by deleting therefrom the definition of "Borrowing Base B" in its entirety and inserting the following in lieu thereof:

     "Borrowing Base B" means at any time an amount equal to the lesser of:

      (a)     $15,000,000 less an amount equal to (i) $150,000 multiplied by (ii) the number of whole months which have elapsed since the earlier to occur of (A) November 1, 2000 or (B) the Borrowing Base B Triggering Event Date; or

      (b)     an amount equal to the sum of (i) (A) eighty percent (80%) of the Appraised Orderly Liquidation Value of the Trailers, less (B) the most recently determined Appraised Orderly Liquidation Value of all Trailers lost, damaged, destroyed or otherwise unfit for service in the ordinary course since the date of the most recently performed appraisal thereof or not subject to a first priority perfect security interest in favor of Agent for the benefit of Lenders) plus (ii) seventy percent (70%) of the Appraised Orderly Liquidation Value of the Mortgaged Real Estate.

     (c)     Section 1.1 of Article 1 of the Loan Agreement is hereby further amended by adding the following new definition of "Borrowing Base B Triggering Event Date" immediately following the definition of "Borrowing Base B":

      "Borrowing Base B Triggering Event Date" means the date on which the amount described in clause (b) of the definition of "Borrowing Base B" falls below $15,000,000.

     (d)     Section 1.1 of Article 1 of the Loan Agreement is hereby further amended by deleting from the definition of "Revolving Credit Facility Cap" the number "$42,500,000" and inserting in lieu thereof the number "$45,000,000."

     (e)     Section 1.1 of Article 1 of the Loan Agreement is hereby further amended by deleting from the definition of "Total Commitment" the number "$42,500,000" and inserting in lieu thereof the number "$45,000,000."

     (f)     Section 4.1(a) of Article 4 of the Loan Agreement is hereby amended by deleting from the seventh line thereof the phrase and parenthetical "two and one quarter percent (2.25%)" and inserting in lieu thereof the phrase and parenthetical "two and one-half percent (2.50%)."

     (g)     Section 4.1(a) of Article 4 of the Loan Agreement is hereby further amended by deleting from the seventh line thereof the phrase and parenthetical "two and one quarter percent (2.25%)" and inserting in lieu thereof the phrase and parenthetical "two and one-half percent (2.50%)."

     (h)     Section 4.2(b) of Article 4 of the Loan Agreement is hereby amended by deleting such subsection in its entirety and inserting the following in lieu thereof:

      (b)     Administration Fee. As additional consideration for the Agent's ongoing costs and expenses of administration of this Agreement, the Borrowers, from and after the effective date of the First Amendment to Post-Confirmation Loan and Security Agreement, agree, jointly and severally, to pay to the Agent commencing on August 1, 2001 and annually on the same date thereafter during the term hereof or any extension thereof, an administration fee in the amount of $25,000 per year (the "Administration Fee") for the Agent's own account, which Administration Fee shall be deemed fully earned and non-refundable when paid.

     (i)     Section 4.2(d) of Article 4 of the Loan Agreement is hereby amended by deleting from the last line thereof the phrase and parenthetical "one and one-half percent (1.5%)" and inserting in lieu thereof the phrase and parenthetical "one and three-quarters percent (1.75%)."

     (j)     Article 11 of the Loan Agreement is hereby amended by adding the following new Section 11.1(d) thereto immediately following the end of Section 11.1(c) thereof:

      (d)   Minimum EBITDA. The Borrowers shall have an EBITDA for each of the following respective periods of a least the amounts set forth below opposite such periods, as follows:

Period	Minimum EBITDA
Eight months ended 8/31/00	$12,500,000
Nine months ended 9/30/00	$13,500,000
Ten months ended 10/31/00	$15,000,000
Eleven months ended 11/30/00	$15,500,000
Twelve months ended 12/31/00 and on a trailing twelve month basis for each month thereafter	$16,000,000

     (k)     Article 11 of the Loan Agreement is hereby further amended by adding the following new Section 11.18 following the end of Section 11.17 thereof:

     SECTION 11.18 Minimum Borrowing Base Availability. Allow Borrowing Base Availability to be less than $3,000,000 for more than three (3) consecutive Business Days during the Term hereof.

     (l)     The Loan Agreement is hereby further amended by deleting Schedule 6.1(g) therefrom and inserting the Schedule 6.1(g) attached hereto in lieu thereof.

          2.     Representations, Warranties, Covenants and Acknowledgments. To induce Agent and Lenders to enter into this Agreement:

               (a)     Each Borrower does hereby represent and warrant that (i) as of the date hereof, all of the representations and warranties made or deemed to be made under the Loan Documents are true and correct, except such representations and warranties which, by their express terms, are applicable only to the Effective Date, (ii) as of the date hereof, after giving effect to the terms hereof, there exists no Default or Event of Default under the Loan Agreement or any of the Loan Documents, (iii) such Borrower has the power and is duly authorized to enter into, deliver and perform this Agreement, and (iv) this Agreement and each of the Loan Documents is the legal, valid and binding obligation of the such Borrower enforceable against it in accordance with its terms; and

               (b)     Each Borrower does hereby reaffirm each of the agreements, covenants, and undertakings set forth in the Loan Agreement and each and every other Loan Document executed in connection therewith or pursuant thereto as if such Borrower were making said agreements, covenants and undertakings on the date hereof; and

               (c)     Each Borrower does hereby acknowledge and agree that no right of offset, defense, counterclaim, claim, causes of action or objection in favor of any Borrower against Agent or any Lender exists arising out of or with respect to (i) the Secured Obligations, this Agreement, the Loan Agreement or any of the other Loan Documents, (ii) any other documents now or heretofore evidencing, securing or in any way relating to the foregoing or (iii) the administration or funding of the Revolving Credit Loans.

          3.     Releases; Indemnities.

               (a)     In further consideration of Agent's and each Lender's execution of this Agreement, each Borrower, individually and on behalf of its successors (including, without limitation, any trustees acting on behalf of such Borrower and any debtor-in-possession with respect to such Borrower), assigns, subsidiaries and Affiliates, hereby forever releases Agent and each Lender and their respective successors, assigns, parents, subsidiaries, Affiliates, officers, employees, directors, agents and attorneys (collectively, the "Releasees") from any and all debts, claims, demands, liabilities, responsibilities, disputes, causes, damages, actions and causes of actions (whether at law or in equity) and obligations of every nature whatsoever, whether liquidated or unliquidated, whether known or unknown, matured or unmatured, fixed or contingent (collectively, "Claims") that such Borrower may have against the Releasees which arise from or relate to any actions which the Releasees may have taken or omitted to take in connection with the Loan Agreement prior to the date this Agreement was executed including without limitation with respect to the Secured Obligations, any Collateral, the Loan Agreement, any other Loan Document and any third parties liable in whole or in part for the Secured Obligations. This provision shall survive and continue in full force and effect whether or not such Borrower shall satisfy all other provisions of this Agreement, the Loan Documents or the Loan Agreement including payment in full of all Secured Obligations.

               (b)     Each Borrower hereby agrees that its obligation to indemnify and hold the Releasees harmless as set forth in Section 3(a) above shall include an obligation to indemnify and hold the Releasees harmless with respect to any and all liabilities, obligations, losses, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever incurred by the Releasees, or any of them, whether direct, indirect or consequential, as a result of or arising from or relating to any proceeding by, or on behalf of any Person, including, without limitation, officers, directors, agents, trustees, creditors, partners or shareholders of such Borrower or any subsidiary or Affiliate of such Borrower, whether threatened or initiated, asserting any claim for legal or equitable remedy under any statutes, regulation or common law principle arising from or in connection with the negotiation, preparation, execution, delivery, performance, administration and enforcement of this Agreement or any other document executed in connection herewith. The foregoing indemnity shall survive the payment in full of the Secured Obligations and the termination of this Agreement, the Loan Agreement and the other Loan Documents

          4.     Conditions Precedent. The effectiveness of this Agreement is subject to the following conditions precedent:

               (a)     Delivery of Documents. Borrowers shall have delivered to Agent, on behalf of Lenders, all in form and substance acceptable to Agent in its sole discretion, (i) executed counterpart originals of this Agreement, (ii) an Acknowledgment and Consent of Guarantor, in form and substance satisfactory to Agent, (iii) an Amended and Restated Revolving Credit Note in favor of The CIT Group/Business Credit, Inc., in form and substance satisfactory to Agent in its sole discretion, and (iv) such other documentation as Agent may reasonably require in connection herewith; and

               (b)     Accuracy of Representations and Warranties. All of the representations and warranties made or deemed to be made in this Agreement and under the Loan Documents shall be true and correct as of the date of this Agreement, except such representations and warranties which, by their terms, are applicable to a prior specific date or period; and

               (d)     Expenses. Borrowers shall have agreed to jointly and severally pay to Agent the costs and expenses referred to in Section 6 hereof; and

               (e)     Fees. Borrowers shall have paid to Agent (i) for the ratable benefit of Lenders, an amendment fee in an amount equal to $25,000.00, and (ii) for the sole benefit of Agent, an administrative fee in the amount equal to $25,000, which in each case, shall be deemed fully earned as of the date hereof.

          5.     Effect of this Agreement; Relationship of Parties. As expressly amended hereby, the Loan Agreement shall be and remain in full force and effect as originally written, and shall constitute the legal, valid, binding and enforceable obligations of Borrowers to Agent and Lenders. The relationship of Agent and Lenders, on the one hand, and Borrowers, on the other hand, has been and shall continue to be, at all times, that of creditor and debtor and not as joint venturers or partners. Nothing contained in this Agreement, any instrument, document or agreement delivered in connection herewith or in the Loan Agreement or any of the other Loan Documents shall be deemed or construed to create a fiduciary relationship between or among the parties.

          6.     Expenses. Borrowers agree to jointly and severally pay on demand all reasonable costs and expenses of Agent and Lenders in connection with the preparation, execution, delivery and enforcement of this Agreement and all other documents and any other transactions contemplated hereby, including, without limitation, the reasonable fees and out-of-pocket expenses of legal counsel to Agent and Lenders. Borrowers authorize Agent to charge the foregoing expenses to the Borrowers' loan account by increasing the principal amount of the Revolving Credit Loans by the amount of such expenses owed by Borrowers in connection herewith.

          7.   Miscellaneous. Borrowers agree to take such further action as Agent or any Lender shall reasonably request in connection herewith to evidence the amendments herein contained to the Loan Agreement. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument. This Agreement shall be binding upon and inure to the benefit of the successors and permitted assigns of the parties hereto. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Georgia. This Agreement embodies the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersedes all prior oral or written negotiations, agreements and understandings of the parties with respect to the subject matter hereof, except the agreements embodied in the Loan Agreement and the other Loan documents (as modified herein). Time is of the essence of this Agreement and of the Loan Agreement.

     IN WITNESS WHEREOF, Borrowers, Lenders and Agent have caused this Agreement to be duly executed as of the date first above written.

TRISM, INC.

By:
Name: James G. Overley
Title: Senior Vice President and Chief Financial Officer

TRISM SECURED TRANSPORTATION, INC.

By:
Name: James G. Overley
Title: Senior Vice President and Chief Financial Officer

TRI-STATE MOTOR TRANSIT CO.

By:
Name: James G. Overley
Title: Senior Vice President and Chief Financial Officer

DIABLO SYSTEMS INCORPORATED, D/B/A DIABLO TRANSPORTATION, INC.

By:
Name: James G. Overley
Title: Senior Vice President and Chief Financial Officer

TRISM EASTERN, INC., D/B/A C. I.
WHITTEN TRANSFER

By:
Name: James G. Overley
Title: Senior Vice President and Chief Financial Officer

TRISM HEAVY HAUL, INC.

By:
Name: James G. Overley
Title: Senior Vice President and Chief Financial Officer

TRISM SPECIALIZED CARRIERS, INC.

By:
Name: James G. Overley
Title: Senior Vice President and Chief Financial Officer

TRISM SPECIAL SERVICES, INC.

By:
Name: James G. Overley
Title: Senior Vice President and Chief Financial Officer

TRISM LOGISTICS, INC.

By:
Name: James G. Overley
Title: Senior Vice President and Chief Financial Officer

TRISM EQUIPMENT, INC.

By:
Name: James G. Overley
Title: Senior Vice President and Chief Financial Officer

THE CIT GROUP/BUSINESS CREDIT,
INC., as Agent and Lender

Commitment Percentage	By:
(Following execution and delivery of this Agreement): _____%	Name: Jerrold Brown Title: Vice President

FLEET FINANCIAL CORPORATION, as Lender

Commitment Percentage	By:
(Following execution and delivery of this Agreement): _____%	Name: Title:

SCHEDULE 6.1(g)
Trailers
See Attached.

ACKNOWLEDGMENT AND AGREEMENT
Each of the undersigned hereby acknowledges and agrees to the foregoing First Amendment to Post-Confirmation Loan and Security Agreement.

IN WITNESS WHEREOF, the undersigned have hereunto set their hands and seals this ___ day of September, 2000.

AERO BODY AND TRUCK EQUIPMENT, INC.

By:______________________________ __
Name:
Its:

E. L. POWELL & SONS TRUCKING CO., INC.

By:_______________________________ _
Name:
Its:_________________________________

TRISM TRANSPORT, INC.

By:_________________________________
Name:
Its:_________________________________

TRISM TRANSPORT SERVICES, INC.

By
Name:
Its:_________________________________